UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 29, 2014

SAEXPLORATION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35471
(Commission file number)

27-4867100
(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT INCLUDES “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

EXPLANATORY NOTE

As previously reported under Item 5.02 of the Current Report on Form 8-K of SAExploration Holdings, Inc. (the “Company”), filed on October 1, 2014 (the “Original 8-K”), the Board of Directors of the Company appointed Trisha M. Gerber (“Ms. Gerber”) to serve as Chief Accounting Officer of the Company.

This Current Report on Form 8-K/A amends the Original 8-K to provide certain compensation information and other information for Ms. Gerber as required by Item 5.02(e).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2014, the Company entered into an Employment Agreement with Ms. Gerber (the “Employment Agreement”). Upon the commencement of her employment as Chief Accounting Officer, Ms. Gerber will receive an annual salary of $210,000 and be eligible to participate in the Company’s annual bonus program beginning with the 2014 fiscal year, prorated for 2014 based upon her start date of employment. Her target bonus will be 40-60% of her base salary, with a guaranteed 20% annual bonus and a maximum of 60% if certain executive goals are reached (as defined in the Employment Agreement). Ms. Gerber will be eligible to participate in the Company’s benefit plans on the same basis generally as other similarly situated employees of the Company. The Company will also provide Ms. Gerber with reimbursement for reasonable expenses incurred by her in accordance with the Company’s expense reimbursement policy.

In the event that Ms. Gerber’s employment with the Company is terminated “by executive with cause” or on “change of control” (both, as defined in the Employment Agreement), she will also be entitled to receive (i) all accrued but unpaid base salary to the termination date (as defined in the Employment Agreement), (ii) all accrued but unpaid vacation pay to the termination date, (iii) payment equal to twelve months salary, and (iv) five percent of the amount paid pursuant to item (i) as compensation for the loss of employment benefits.

In the event that Ms. Gerber’s employment with the Company is terminated “by executive without cause” (as defined in the Employment Agreement), she must provide sixty days’ advance written notice to the Company, which may be waived in whole or in part by the Company. If waived in whole or part, Ms. Gerber will be entitled to receive the base salary for the portion of the notice period that has been waived. If the Company does not waive the advance notice in whole or in part, Ms. Gerber will be entitled (i) to payment of any base salary, (ii) out of pocket expenses (as described in the Employment Agreement) and (iii) vacation pay accrued up to the termination date. However, Ms. Gerber will not be entitled to any accrued annual bonuses or other benefits. Prior to, and as a condition of the payment described in this paragraph, Ms. Gerber agrees to execute a full and final release in favor of the Company, in a form satisfactory to the Company.

In addition, the Company entered into a Nondisclosure Agreement with Ms. Gerber dated September 29, 2014, whereby Ms. Gerber agreed not to disclose as of the Company’s confidential information (as defined in the Nondisclosure Agreement).

There are no family relationships between Ms. Gerber and any director or executive officer of the Company and there are no transactions between Ms. Gerber and the Company that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2014	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

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